UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):April 14, 2006

Xethanol Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 723-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

Effective April 14, 2006, the parties entered into an Investment Agreement ("Investment Agreement") with Crestview Capital Master, LLC, TOIBB Investment, LLC (together, the “Investors”) and H2Diesel, Inc. (“H2Diesel”), pursuant to which (a) the Investors purchase 3,250,000 shares of H2Diesel common stock for a total purchase price of $2,000,000 (b) H2Diesel issued Xethanol a total of 2,600,000 shares of H2Diesel Common Stock, (c) H2Diesel granted the Investors an option to acquire additional shares of H2Diesel Common Stock, (d) H2Diesel granted Xethanol the right to purchase shares of H2Diesel common stock not purchased by the Investors pursuant to that option and (e) Xethanol granted the Investors the right to require it to purchase the shares of H2Diesel Common Stock owned by them in exchange for 500,000 shares of Xethanol’s $.001 par value Common Stock (the “Put Right”). If all of such options and the Put Right are exercised, based upon the fully diluted number of shares of H2Diesel Common Stock on the date of this Current Report on Form 8-K, Xethanol would own a majority of the outstanding shares of H2Diesel.

The Investors have certain registration rights and Xethanol has certain registration obligations with respect to the shares of Xethanol Common Stock acquired by the Investors pursuant to the Put Right, under a separate Registration Rights Agreement, as described below.

Pursuant to the Investment Agreement, H2Diesel and Xethanol entered into a Management Agreement, pursuant to which Xethanol will manage the business of H2Diesel. Xethanol will be compensated for those services by the issuance to it of 1,300,000 shares of the total of 2,600,000 shares of H2Diesel Common Stock it will receive pursuant to the Investment Agreement.

Also pursuant to the Investment Agreement, H2Diesel and Xethanol entered into a Sublicense Agreement to a certain chemical additive for use in making bio-fuel for internal combustion engines and related technology. H2Diesel has agreed to use commercially reasonable efforts to amend the underlying license agreement to that additive and technology in respects that have been requested by Xethanol.

The Investment Agreement, the Registration Rights Agreement, the Management Agreement and the Sublicense Agreement are more fully described below. The Investment Agreement, the Registration Rights Agreement, the Management Agreement and the Sublicense Agreement are attached to this Current Report on Form 8-K as Exhibits 1.1, 1.2, 1.3 and 1.4, respectively.

Investment Agreement

Issuance of H2Diesel Common Stock

Under the Investment Agreement, H2Diesel issued to the Investors, and the Investors purchased from H2Diesel, 3,250,000 shares of H2Diesel’s Common Stock for an aggregate purchase price of $2,000,000.

Under the Investment Agreement, H2Diesel issued 2,600,000 shares of its Common Stock to Xethanol. 1,300,000 of those shares were issued to Xethanol as consideration for its agreement to be bound by the Put Right. The other 1,300,000 of those shares were issued to Xethanol as consideration for its services under the Management Agreement.

Options to Purchase H2Diesel Common Stock

Under the Investment Agreement, H2Diesel granted the Investors the right to purchase up to an aggregate of 2,000,000 shares of its Common Stock for an aggregate purchase price of $5,000,000. Such right can be exercise in whole or in part. If those options are not exercised in full, Xethanol may purchase the shares as to which such options were not exercised for the same price per share.

Under the Investment Agreement, H2Diesel granted Xethanol the right to purchase up to 2,000,000 shares of its Common Stock for a purchase price of $3,600,000. Such option can be exercised in whole or in part.

Put Right

Under the Investment Agreement, Xethanol granted the Investors the right to exchange all of the shares acquired by them in H2Diesel in exchange for 500,000 shares of Xethanol’s Common Stock. The basis upon which the Investors can exchange their shares of H2Diesel Common Stock for shares of Xethanol Common Stock was determined through arm's-length negotiations between Xethanol and the Investors.

Registration Rights Agreement

In connection with the Investment Agreement, Xethanol entered into a registration rights agreement (the "Registration Rights Agreement") with the Investors whereby it agreed to file a Registration Statement with the Securities and Exchange Commission within 30 days of the later of the exercise of the Put Right or the effectiveness of a registration statement required to filed by Xethanol with respect to certain shared of its Common Stock, as described in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2006.

The Company is required to use its best efforts to have the registration statement filed within 30 days and declared effective within 90 days (subject to extension under certain circumstances). If the registration statement is not filed or declared effective within those time periods, then Xethanol will be required to make certain payments to the Investors

Management Agreement

In connection with the Investment Agreement, Xethanol and H2Diesel entered into a Management Agreement, pursuant to which Xethanol will manage the business of H2Diesel. Either party can terminate the Management Agreement on 30 days notice for cause. H2Diesel can terminate the Management Agreement on 30 days notice without cause. Xethanol can terminate the Management Agreement on 120 days notice without cause. Under the Investment Agreement, Xethanol was issued 1,300,000 as a non-refundable fee for its services under the Management Agreement.

Sublicense Agreement

In connection with the Investment Agreement, Xethanol and H2Diesel entered into a Sublicense Agreement, pursuant to which Xethanol was granted a non-exclusive sublicense to a certain chemical additive for use in making bio-fuel for internal combustion engines and related technology. The sublicense includes a license to use patents and related intellectual property rights that relate to that additive. The sublicense was granted by H2Diesel pursuant to a license agreement between H2Diesel and the inventor of that additive and technology.

The territory in which Xethanol has the right to use the licensed rights and to sell products based thereon consists of certain states in the United States that are listed in the Sublicense Agreement.

Xethanol is obligated to pay certain royalties to H2Diesel based upon sales of products utilizing the licensed technology, including a minimum royalty for the first 15 months of the term of the license of $2,000,000.

The Sublicense Agreement is for an initial term of 3 years. It can be terminated by Xethanol at any time upon 30 days notice. It can be terminated by H2Diesel at any time upon 30 days notice, but only for cause. It automatically renews for successive one year periods provided that there is no default under the Sublicense Agreement and that no party has given a notice of termination as described in the preceding sentences.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

1.1 Investment Agreement, dated as of April 14, 2006, by and among Xethanol Corporation, a Delaware corporation, H2Diesel, Inc., a Delaware corporation, and the Investors.

1.2 Registration Rights Agreement dated as of April 14, 2006, by and among Xethanol Corporation and the Investors.

1.3 Management Agreement, dated as of April 14, 2006, by and between Xethanol Corporation and H2Diesel, Inc.

1.4 Sublicense Agreement, dated as of April 14, 2006, by and between Xethanol Corporation and H2Diesel, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xethanol Corporation

Date: April 14, 2006	By:	/s/ Christopher d’Arnaud-Taylor
Christopher d’Arnaud-Taylor Chairman, President and Chief Executive Officer (principal executive officer)